SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                December 24, 2002
                Date of Report (Date of Earliest Event Reported)


                             SEALANT SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



       0-22954                                        65-0952186
------------------------                    ---------------------------------
(Commission File Number)                    (IRS Employer Identification No.)



                       29 Abbey Lane Middleboro, MA 02346
                    (Address of Principal Executive Offices)


                                 (508) 880-6969
                         (Registrant's Telephone Number)


          (Former Name or Former Address, if changed since last report)


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Item 5.   Other Events.

( BW)(MA-SEALANT-SOLUTIONS)(SSLU)(SLTN) Sealant Solutions, Inc. -SSLU-Announces a Reverse Stock Split

    Business Editors

   MIDDLEBORO, Mass.--(BUSINESS WIRE)--Dec. 23, 2002--Sealant Solutions, Inc. (the "Company") announced that on December 23, 2002, the Company will effect a one-for-fifty (1-for-50) reverse stock split of the Company's Common Stock, pursuant to which each fifty (50) shares of the Company's Common Stock outstanding will be exchanged into one (1) share of the Company's Common Stock. Trading in the Company's new shares will commence at the opening of business on December 26, 2002, under the new trading symbol of "SLTN". No fractional shares will be issued and stockholders who would be entitled to receive fractional shares because they held a number of shares not evenly divisible by fifty will receive, in lieu of such fractional shares, shares based on rounding up to the nearest whole share. The total number of shares of the Company's common stock issued and outstanding prior to the reverse split is 50,714,085 and the total number of shares of the Company's common stock that will be issued and outstanding after the reverse split will be approximately 1,014,282. In connection with the reverse split, the Company maintained the par value of its common stock at $.01 par value per share.

     Michael Fasci, The Company's Chairman, stated: "A majority of our stockholders have approved this action and The Board of Directors believe that this will greatly enhance The Company's ability to achieve a reverse merger or acquisition of another company."

    Statements in this press release that are not statements of historical or current fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties readers are urged to consider statements labeled with the terms "believes," "belief," "expects," "intends," "anticipates" or "plans" to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.

    --30--

    CONTACT: Sealant Solutions, Inc.
             Michael E. Fasci, 508/269-9995
             mikefasci@cs.com

                                   SIGNATURES


     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SEALANT SOLUTIONS, INC.



December 23, 2002                By:
                                    ---------------------------------
                                      Michael E. Fasci, Chairman



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